Exhibit 10.5

AMENDMENT NO. 7
TO CREDIT AGREEMENT
THIS AMENDMENT NO. 7 TO CREDIT AGREEMENT (this “Amendment”) is dated as of May 6, 2015 and is entered into among SUNEDISON, INC., a Delaware corporation (the “Borrower’’), the Guarantors party hereto, the Lenders party hereto and the L/C Issuers party hereto, and is acknowledged by the Administrative Agent, and is made with reference to that certain Credit Agreement dated as of February 28, 2014 (as amended through the date hereof, the “Credit Agreement”) among the Borrower, the Lenders, the Administrative Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.
RECITALS
WHEREAS, the Loan Parties have requested that the Required Lenders and L/C Issuers agree to amend certain provisions of the Credit Agreement as provided for herein; and
WHEREAS, the Required Lenders and L/C Issuers are willing to agree to amend the provisions of the Credit Agreement as set forth herein, upon terms and subject to conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	AMENDMENTS TO THE CREDIT AGREEMENT
The Credit Agreement is hereby amended as follows:

A.    The defined term “Alternative Currency Sublimit” in Section 1.01 of the Credit Agreement is hereby amended by replacing “$200,000,000” with “$400,000,000”.
B.    Clause (II) of the defined term “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“(II) an occurrence of a “Fundamental Change” under and as defined in the 2018 Convertible Senior Notes Indenture, a “Fundamental Change” under and as defined in the 2021 Convertible Senior Notes Indenture, a “Fundamental Change” under and as defined in the 2020 Convertible Senior Notes Indenture, a “Fundamental Change” under and as defined in the 2022 Convertible Senior Notes Indenture, a “Fundamental Change” under and as defined in the 2023 Convertible Senior Notes Indenture, a “Fundamental Change” under and as defined in the 2025 Convertible Senior Notes Indenture, a “Fundamental Change” (or equivalent) under the applicable indenture governing the Permitted Seller Notes, or a “Fundamental Change” (or equivalent) under the applicable document governing the Permitted Hurricane Convertible Preferred.”
C.    The defined term “Consolidated Funded Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating the proviso to read in its entirety as follows:
“provided that Consolidated Funded Indebtedness shall not include (i) Non-Recourse Project Indebtedness (including capital leases that constitute Non-Recourse Project Indebtedness) and (ii) Indebtedness permitted by Section 7.03(l), (o), (p), (q), (r) and (s).
D.    The defined term “Convertible Senior Notes” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

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“Convertible Senior Notes” means, collectively, the 2018 Convertible Senior Notes, the 2021 Convertible Senior Notes, the 2020 Convertible Senior Notes, the 2022 Convertible Senior Notes, the 2023 Convertible Senior Notes, the 2025 Convertible Senior Notes, or any of them.
E.    The defined term “Disqualified Equity Interest” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Disqualified Equity Interest” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case, at the option of the holder of the Equity Interest), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder of the Equity Interest, in whole or in part, on or prior to the date that is 91 days after the latest to occur of (i) the date on which the 2025 Convertible Senior Notes mature or, if earlier, the date on which no 2025 Convertible Senior Note is outstanding, (ii) the date on which the 2023 Convertible Senior Notes mature or, if earlier, the date on which no 2023 Convertible Senior Note is outstanding, (iii) the date on which the 2022 Convertible Senior Notes mature or, if earlier, the date on which no 2022 Convertible Senior Note is outstanding, (iv) the date on which the 2020 Convertible Senior Notes mature or, if earlier, the date on which no 2020 Convertible Senior Note is outstanding, (v) the date on which the 2021 Convertible Senior Notes mature or, if earlier, the date on which no 2021 Convertible Senior Note is outstanding, (vi) the date on which the 2018 Convertible Senior Notes mature or, if earlier, the date on which no 2018 Convertible Senior Note is outstanding, and (vii) the Latest Maturity Date. Notwithstanding the preceding sentence, any Equity Interest that would constitute a Disqualified Equity Interest solely because the holders of the Equity Interest have the right to require the Borrower to repurchase such Equity Interest upon the occurrence of a change of control or an asset sale will not constitute a Disqualified Equity Interest if the terms of such Equity Interest provide that the Borrower may not repurchase or redeem any such Equity Interest pursuant to such provisions unless such repurchase or redemption complies with Section 7.06 hereof. The amount of Disqualified Equity Interests deemed to be outstanding at any time for purposes of this Agreement will be the maximum amount that the Borrower and its Subsidiaries may become obligated to pay upon the maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Equity Interests, exclusive of accrued dividends.
F.        The defined term “Equity Interest” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination; provided that none of the 2018 Convertible Senior Notes, the 2021 Convertible Senior Notes, the 2020 Convertible Senior Notes, the 2022 Convertible Senior Notes, the 2023 Convertible Senior Notes, the 2025 Convertible Senior Notes or any Permitted Refinancing Convertible Bond Indebtedness of the Borrower shall constitute an Equity Interest by virtue of being convertible into capital stock of the Borrower.
G.    The definition of “First Wind Holdings” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“First Wind Holdings” means SunEdison Utility Holdings, Inc., a Delaware corporation.

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H.    The definition of “Hurricane Acquisition Agreement” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Hurricane Acquisition Agreement” means that certain Purchase and Sale Agreement by and among SunEdison, Inc., a Delaware corporation, TerraForm Power, LLC, a Delaware limited liability company, TerraForm Power, Inc., a Delaware corporation, First Wind Holdings, LLC, First Wind Capital, LLC, a Delaware limited liability company and wholly owned subsidiary of First Wind Holdings, LLC (“Operating Seller”), Blocker Parent (as defined therein), the Company Members set forth on Schedule 1.01(a) thereto, and the Sellers’ Representative (as defined therein), dated as of and as in effect on November 17, 2014.
I.         Clause (h) of the defined term “Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“(h)    all Guarantees of such Person in respect of any of the foregoing.
For all purposes hereof, the Indebtedness of any Person shall (i) include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation, limited liability company or other similar entity in which the liability of owners of Equity Interests is limited to their Equity Interest in such entity) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person and (ii) exclude Permitted Equity Commitments, Permitted Project Undertakings, Permitted Deferred Acquisition Obligations and Solar Project Contractual Obligations. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. For the avoidance of doubt, the Borrower’s obligations under any 2018 Convertible Notes Call Transaction, any 2021 Convertible Notes Call Transaction, any 2020 Convertible Notes Call Transaction, any 2022 Convertible Notes Call Transaction, any 2023 Convertible Notes Call Transaction, any 2025 Convertible Notes Call Transaction and any Permitted Refinancing Call Transaction shall not constitute Indebtedness.”
J.        The defined term “Initial Purchasers” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Initial Purchasers” means the several initial purchasers named in that certain Purchase Agreement, dated as of December 12, 2013, relating to the sale of the 2018 Convertible Senior Notes and the 2021 Convertible Senior Notes, the several initial purchasers named in that certain Purchase Agreement, dated as of June 4, 2014, relating to the sale of the 2020 Convertible Senior Notes, the several initial purchasers named in that certain Purchase Agreement, dated as of January 20, 2015, relating to the sale of the 2022 Convertible Senior Notes, the several initial purchasers named in that certain Purchase Agreement, dated on or about May 7, 2015, relating to the sale of the 2023 Convertible Senior Notes and the sale of the 2025 Convertible Senior Notes.
K.    The defined term “Permitted Refinancing Call Transaction” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Permitted Refinancing Call Transaction” means one or more call or capped call option transactions (or substantively equivalent derivative transactions) on the Borrower’s common stock purchased by Borrower in connection with an issuance of Permitted Refinancing Convertible Bond Indebtedness (each, a “Permitted Refinancing Hedge Transaction”) and, if applicable, one or more call option or warrant transactions (or substantively equivalent derivative transactions) on the Borrower’s common stock sold by Borrower substantially concurrently with any such purchase (each, a “Permitted Refinancing Warrant Transaction”); provided that the purchase price for the Permitted Refinancing Hedge Transactions plus any net amounts received upon termination of any 2018 Convertible Notes

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Call Transaction, any 2021 Convertible Notes Call Transaction, any 2020 Convertible Notes Call Transaction, any 2022 Convertible Notes Call Transaction, any 2023 Convertible Notes Call Transaction and any 2025 Convertible Notes Call Transaction related to the convertible notes being refinanced, less the proceeds from the sale of the Permitted Refinancing Warrant Transactions does not exceed the net proceeds received by the Borrower from such Permitted Refinancing Convertible Bond Indebtedness (after proceeds from such Permitted Refinancing Convertible Bond Indebtedness are used to repay the Indebtedness being refinanced and all transactional expenses (other than such purchase price) in connection therewith).
L.    The defined term “Swap Contract” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. Notwithstanding the foregoing, any 2018 Convertible Notes Call Transaction, any 2021 Convertible Notes Call Transaction, any 2020 Convertible Notes Call Transaction, any 2022 Convertible Notes Call Transaction, any 2023 Convertible Notes Call Transaction, any 2025 Convertible Notes Call Transaction and any Permitted Refinancing Call Transaction shall not constitute a Swap Contract.
M.    The defined term “Swap Termination Value” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Swap Termination Value” means, in respect of any one or more Swap Contracts, any 2018 Convertible Notes Bond Hedge Transaction, any 2021 Convertible Notes Bond Hedge Transaction, any 2020 Convertible Notes Bond Hedge Transaction, any 2022 Convertible Notes Call Transaction, any 2023 Convertible Notes Call Transaction, any 2025 Convertible Notes Call Transaction and any Permitted Refinancing Hedge Transaction, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, such 2018 Convertible Notes Bond Hedge Transaction, such 2021 Convertible Notes Bond Hedge Transaction, such 2020 Convertible Notes Bond Hedge Transaction, such 2022 Convertible Notes Call Transaction, such 2023 Convertible Notes Call Transaction, such 2025 Convertible Notes Call Transaction and such Permitted Refinancing Hedge Transaction, as applicable (a) for any date on or after the date such Swap Contracts, such 2018 Convertible Notes Bond Hedge Transaction, such 2021 Convertible Notes Bond Hedge Transaction, such 2020 Convertible Notes Bond Hedge Transaction, such 2022 Convertible Notes Call Transaction, such 2023 Convertible Notes Call Transaction, such 2025 Convertible Notes Call Transaction and such Permitted Refinancing Hedge Transaction, as applicable, have been closed out and termination value(s) determined in accordance therewith, and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, such 2018 Convertible Notes Bond Hedge Transaction, such 2021 Convertible Notes Bond Hedge Transaction, such 2020 Convertible Notes Bond Hedge Transaction, such 2022 Convertible Notes Call Transaction, such 2023 Convertible Notes Call Transaction, such 2025 Convertible Notes Call Transaction and such Permitted Refinancing Hedge Transaction, as applicable, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap

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Contracts, such 2018 Convertible Notes Bond Hedge Transaction, such 2021 Convertible Notes Bond Hedge Transaction, such 2020 Convertible Notes Bond Hedge Transaction, such 2022 Convertible Notes Call Transaction, such 2023 Convertible Notes Call Transaction, such 2025 Convertible Notes Call Transaction and such Permitted Refinancing Hedge Transaction, as applicable (which may include a Lender or any Affiliate of a Lender).
N.    The definition of “YieldCo II” and “YieldCo II Intermediate” are hereby amended and restated to read in their entirety as follows:
“YieldCo II” means TerraForm Global, Inc. (f/k/a SunEdison Emerging Markets Yield, Inc.), a Delaware corporation.
“YieldCo II Intermediate” means TerraForm Global, LLC (f/k/a SunEdison Emerging Markets Yield, LLC), a Delaware limited liability company.
O.    The definition of “YieldCo II Intermediate Credit Agreement” is hereby inserted into Section 1.01 of the Credit Agreement in its appropriate alphabetical place to read in its entirety as follows:
“YieldCo II Intermediate Credit Agreement” means that certain Credit and Guaranty Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), dated as of December 22, 2014, among YieldCo II Intermediate, as the borrower, the guarantors party thereto, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and documentation agent.
P.        The definition of “2018 Convertible Senior Notes” in Section 1.01 of the Credit Agreement is hereby amended by replacing “in an aggregate principal amount of $600,000,000” with “in an initial aggregate principal amount of $600,000,000”.
Q.    The definition of “2021 Convertible Senior Notes” in Section 1.01 of the Credit Agreement is hereby amended by replacing “in an aggregate principal amount of $600,000,000” with “in an initial aggregate principal amount of $600,000,000”.
R.    The defined term “2023 Additional Capped Call Confirmations” is hereby inserted in Section 1.01 of the Credit Agreement in its appropriate alphabetical place to read in its entirety as follows:
“2023 Additional Capped Call Confirmations” has the meaning specified in the definition of the term “2023 Convertible Notes Call Transaction”.
S.        The defined term “2023 Base Capped Call Confirmation” is hereby inserted in Section 1.01 of the Credit Agreement in its appropriate alphabetical place to read in its entirety as follows:
“2023 Base Capped Call Confirmation” has the meaning specified in the definition of the term “2023 Convertible Notes Call Transaction”.
T.        The defined term “2023 Convertible Notes Call Transaction” is hereby inserted in Section 1.01 of the Credit Agreement in its appropriate alphabetical place to read in its entirety as follows:
“2023 Convertible Notes Call Transaction” means one or more capped call option transactions relating to the Borrower’s common stock purchased by Borrower in connection with an issuance of the 2023 Convertible Senior Notes from one or more of the Initial Purchasers (or their affiliates) (each a “2023 Option Counterparty” and, collectively, the “2023 Option Counterparties”) pursuant to those certain confirmations of terms and conditions dated on or about May 7, 2015 in connection with the issuance of the initial 2023 Convertible Senior Notes (“2023 Base Capped Call Confirmation”) and subsequent confirmations of terms and conditions (if any) in connection with the issuance of additional 2023

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Convertible Senior Notes (“2023 Additional Capped Call Confirmations”), the 2002 ISDA Equity Derivatives Definitions published by the International Swaps and Derivatives Association, Inc., and related agreements in the form of the ISDA 2002 Master Agreement between the Borrower and each applicable 2023 Option Counterparty, the purchase price for which the Borrower shall pay to the 2023 Option Counterparties in full for the 2023 Based Capped Call Confirmation on or about May 7, 2015 and for the 2023 Additional Capped Call Confirmation, substantially concurrently with the issuance of the additional 2023 Convertible Senior Notes.
U.    The defined term “2023 Convertible Senior Notes” is hereby inserted in Section 1.01 of the Credit Agreement in its appropriate alphabetical place to read in its entirety as follows:
“2023 Convertible Senior Notes” means the convertible senior notes due May 15, 2023 in an aggregate principal amount of up to $500,000,000 to be issued by the Borrower on or about May 13, 2015.
V.        The defined term “2023 Convertible Senior Notes Indenture” is hereby inserted in Section 1.01 of the Credit Agreement in its appropriate alphabetical place to read in its entirety as follows:
“2023 Convertible Senior Notes Indenture” means the Indenture, by and between Borrower and Wilmington Trust, National Association, as Trustee, governing and pursuant to which the 2023 Convertible Senior Notes are issued, which has the terms and provisions that are substantially similar to those described in Borrower’s Preliminary Offering Memorandum relating to the 2023 Convertible Senior Notes, dated on or about May 6, 2015, as supplemented by the pricing terms disclosed to the Lenders.
W.    The defined terms “2023 Option Counterparty”, and “2023 Option Counterparties” are hereby inserted in Section 1.01 of the Credit Agreement in their appropriate alphabetical place to read in their entirety as follows:
“2023 Option Counterparty” and “2023 Option Counterparties” have the meanings specified in the definition of the term “2023 Convertible Notes Call Transaction”.
X.    The defined term “2023 Refinancing Convertible Bond Indebtedness” is hereby inserted in Section 1.01 of the Credit Agreement in its appropriate alphabetical place to read in its entirety as follows:
“2023 Refinancing Convertible Bond Indebtedness” has the meaning specified in Section 7.03(l).
Y.        The defined term “2025 Additional Capped Call Confirmations” is hereby inserted in Section 1.01 of the Credit Agreement in its appropriate alphabetical place to read in its entirety as follows:
“2025 Additional Capped Call Confirmations” has the meaning specified in the definition of the term “2025 Convertible Notes Call Transaction”.
Z.    The defined term “2025 Base Capped Call Confirmation” is hereby inserted in Section 1.01 of the Credit Agreement in its appropriate alphabetical place to read in its entirety as follows:
“2025 Base Capped Call Confirmation” has the meaning specified in the definition of the term “2025 Convertible Notes Call Transaction”.
AA.    The defined term “2025 Convertible Notes Call Transaction” is hereby inserted in Section 1.01 of the Credit Agreement in its appropriate alphabetical place to read in its entirety as follows:
“2025 Convertible Notes Call Transaction” means one or more capped call option transactions relating to the Borrower’s common stock purchased by Borrower in connection with an issuance of the 2025 Convertible Senior Notes from one or more of the Initial Purchasers (or their affiliates) (each a “2025

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Option Counterparty” and, collectively, the “2025 Option Counterparties”) pursuant to those certain confirmations of terms and conditions dated on or about May 7, 2015 in connection with the issuance of the initial 2025 Convertible Senior Notes (“2025 Base Capped Call Confirmation”) and subsequent confirmations of terms and conditions (if any) in connection with the issuance of additional 2025 Convertible Senior Notes (“2025 Additional Capped Call Confirmations”), the 2002 ISDA Equity Derivatives Definitions published by the International Swaps and Derivatives Association, Inc., and related agreements in the form of the ISDA 2002 Master Agreement between the Borrower and each applicable 2025 Option Counterparty, the purchase price for which the Borrower shall pay to the 2025 Option Counterparties in full for the 2025 Based Capped Call Confirmation on or about May 7, 2015 and for the 2025 Additional Capped Call Confirmation, substantially concurrently with the issuance of the additional 2025 Convertible Senior Notes.
BB.    The defined term “2025 Convertible Senior Notes” is hereby inserted in Section 1.01 of the Credit Agreement in its appropriate alphabetical place to read in its entirety as follows:
“2025 Convertible Senior Notes” means the convertible senior notes due May 15, 2025 in an aggregate principal amount of up to $500,000,000 to be issued by the Borrower on or about May 13, 2015.
CC.    The defined term “2025 Convertible Senior Notes Indenture” is hereby inserted in Section 1.01 of the Credit Agreement in its appropriate alphabetical place to read in its entirety as follows:
“2025 Convertible Senior Notes Indenture” means the Indenture, by and between Borrower and Wilmington Trust, National Association, as Trustee, governing and pursuant to which the 2025 Convertible Senior Notes are issued, which has the terms and provisions that are substantially similar to those described in Borrower’s Preliminary Offering Memorandum relating to the 2025 Convertible Senior Notes, dated on or about May 6, 2015, as supplemented by the pricing terms disclosed to the Lenders.
DD.    The defined terms “2025 Option Counterparty” and “2025 Option Counterparties” are hereby inserted in Section 1.01 of the Credit Agreement in their appropriate alphabetical place to read in their entirety as follows:
“2025 Option Counterparty” and “2025 Option Counterparties” have the meanings specified in the definition of the term “2025 Convertible Notes Call Transaction.
EE.    The defined term “2025 Refinancing Convertible Bond Indebtedness” is hereby inserted in Section 1.01 of the Credit Agreement in its appropriate alphabetical place to read in its entirety as follows:
“2025 Refinancing Convertible Bond Indebtedness” has the meaning specified in Section 7.03(l).
FF.    Section 2.17 of the Credit Agreement is hereby amended by deleting the word “five” from clause (a)(ii) thereof and replacing it with “eight”.
GG.    Section 6.13(a) of the Credit Agreement is hereby amended by amending and restating the final parenthetical appearing therein to read in its entirety as follows:
“(it being understood and agreed that First Wind Holdings constitutes neither a Non-Recourse Subsidiary nor an Excluded Subsidiary and that the Borrower shall comply (and shall cause its Subsidiaries to comply) with this Section 6.13(a) with respect to First Wind Holdings)”
HH.    Section 6.14(c) of the Credit Agreement is hereby amended by amending and restating clause (G) thereof to read in its entirety as follows:
“(G) First Wind Holdings and”

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II.    Section 7.02(m) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“(m) Investments in any 2018 Convertible Notes Bond Hedge Transaction, any 2021 Convertible Notes Bond Hedge Transaction, any 2020 Convertible Notes Bond Hedge Transaction, any 2022 Convertible Notes Call Transaction, any 2023 Convertible Notes Call Transaction, any 2025 Convertible Notes Call Transaction and any Permitted Refinancing Hedge Transaction;”
JJ.    Section 7.02(r) of the Credit Agreement is hereby amended by adding, immediately before the final semicolon thereof, the following:
“For the avoidance of doubt, YieldCo Holdings and YieldCo II Holdings may be a single wholly-owned Domestic Subsidiary (“Master YieldCo Holdings”) formed for the purposes, and subject to the conditions, described in clauses (r)(i) and (r)(ii) above; provided that upon the formation of Master YieldCo Holdings and contribution thereto of YieldCo and YieldCo II, all references in this Agreement to YieldCo Holdings and YieldCo II Holdings shall be deemed to be references to Master YieldCo Holdings, as context may require”
KK.    Section 7.02 of the Credit Agreement is hereby further amended by:
(a)    Deleting the word “and” from the end of clause (y) thereof;
(b)    Inserting a new clause (z) to read in its entirety as follows:
“(z)    the unsecured Guarantee by the Borrower permitted under Section 7.03(s); and”; and
(c)    Re-lettering the existing clause (z) as clause (aa).
LL.    Section 7.02 of the Credit Agreement is hereby further amended by amending and restating the final sentence thereof to read in its entirety as follows:
“Notwithstanding anything to the contrary, neither the Borrower nor any Subsidiary may make any Investments in any Unrestricted Subsidiary other than Investments permitted by Sections 7.02(n), 7.02(p), 7.02(q), 7.02(r), 7.02(u), 7.02(v), 7.02(w), 7.02(x), 7.02(y), 7.02(z) or 7.02(aa).”
MM.    Section 7.03(l) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(l)    (A) unsecured Indebtedness under the 2018 Convertible Senior Notes and Guarantees thereof by the Guarantors, in aggregate principal amount not to exceed $600,000,000 (which amount shall be reduced on or about the date of the issuance of the 2023 Convertible Senior Notes and the 2025 Convertible Senior Notes by an amount not to exceed, together with the reduction of the principal amount of the 2021 Convertible Senior Notes referenced in clause (B) below, $700,000,000 in the aggregate for both the 2018 Convertible Senior Notes and the 2021 Convertible Senior Notes) and any refinancings, refundings, renewals or extensions thereof (including any Convertible Bond Indebtedness that is a refinancing thereof, the “2018 Refinancing Convertible Bond Indebtedness”), (B) unsecured Indebtedness under the 2021 Convertible Senior Notes and Guarantees thereof by the Guarantors, in aggregate principal amount not to exceed $600,000,000 (which amount shall be reduced on or about the date of the issuance of the 2023 Convertible Senior Notes and the 2025 Convertible Senior Notes by an amount not to exceed, together with the reduction of the principal amount of the 2018 Convertible

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Senior Notes referenced in clause (A) above, $700,000,000 in the aggregate the 2018 Convertible Senior Notes and the 2021 Convertible Senior Notes), and any refinancings, refundings, renewals or extensions thereof (including any Convertible Bond Indebtedness that is a refinancing thereof, the “2021 Refinancing Convertible Bond Indebtedness”), (C) unsecured Indebtedness under the 2020 Convertible Senior Notes and Guarantees thereof by the Guarantors, in aggregate principal amount not to exceed $600,000,000, and any refinancings, refundings, renewals or extensions thereof (including any Convertible Bond Indebtedness that is a refinancing thereof, the “2020 Refinancing Convertible Bond Indebtedness”), (D) unsecured Indebtedness under the 2022 Convertible Senior Notes and Guarantees thereof by the Guarantors, in aggregate principal amount not to exceed $500,000,000, and any refinancings, refundings, renewals or extensions thereof (including any Convertible Bond Indebtedness that is a refinancing thereof, the “2022 Refinancing Convertible Bond Indebtedness”), (E) unsecured Indebtedness under the 2023 Convertible Senior Notes and Guarantees thereof by the Guarantors, in aggregate principal amount not to exceed $500,000,000 and any refinancings, refundings, renewals or extensions thereof (including any Convertible Bond Indebtedness that is a refinancing thereof, the “2023 Refinancing Convertible Bond Indebtedness”) and (F) unsecured Indebtedness under the 2025 Convertible Senior Notes and Guarantees thereof by the Guarantors, in aggregate principal amount not to exceed $500,000,000 and any refinancings, refundings, renewals or extensions thereof (including any Convertible Bond Indebtedness that is a refinancing thereof, the “2025 Refinancing Convertible Bond Indebtedness”; and together with the 2018 Refinancing Convertible Bond Indebtedness, the 2020 Refinancing Convertible Bond Indebtedness, the 2021 Refinancing Convertible Bond Indebtedness, the 2022 Refinancing Convertible Bond Indebtedness and the 2023 Refinancing Convertible Bond Indebtedness, the “Refinancing Convertible Bond Indebtedness”); provided that in the case of any refinancings, refundings, renewals or extensions of Indebtedness described in either of the foregoing clause (A) or clause (B) (including any Refinancing Convertible Bond Indebtedness) (i) the principal amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing, (ii) the direct or any contingent obligor (including any Guarantees by any Subsidiaries) with respect thereto is not changed other than in connection with a transaction permitted by Section 7.04 between and among Subsidiaries none of which are Guarantors, or all of which are Guarantors, prior to such transaction, and (iii) the terms relating to principal amount, amortization, maturity, and other material terms taken as a whole, of any such Indebtedness refinancing, refunding, renewing or extending the applicable Convertible Senior Notes, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the applicable Convertible Senior Notes (it being understood that differences between the conversion rate of the applicable Convertible Senior Notes and the conversion rate of any applicable Refinancing Convertible Bond Indebtedness shall not be deemed to be less favorable in any material respect to the Loan Parties or the Lenders), such refinancing, refunding, renewing or extending Indebtedness shall be unsecured, and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate. No Convertible Senior Notes shall be guaranteed by any Subsidiary of a Loan Party other than such Subsidiaries that are Guarantors of the Obligations;”
NN.    Section 7.03 of the Credit Agreement is hereby further amended by:
(a)    Deleting the word “and” from the end of clause (r) thereof;
(b)    Inserting a new clause (s) to read in its entirety as follows:

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“(s)    the unsecured Guarantee by the Borrower of the Indebtedness (as defined in clause (a) of the definition thereof) of YieldCo II Intermediate, not to exceed $220,000,000 in aggregate principal amount (plus all related obligations) under (i) the YieldCo II Intermediate Credit Agreement and/or (ii) any loans or debt securities issued pursuant to the Demand Notice under (and as defined in) the YieldCo II Intermediate Credit Agreement; and”; and
(c)    Re-lettering the existing clause (s) as clause (t).
OO.    Section 7.06(e) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“(e) to the extent any cash payment and/or delivery of the Borrower’s common stock (or other securities or property following a merger event or other change of the common stock of the Borrower) by the Borrower in satisfaction of its conversion obligation or obligations to purchase notes for cash under the 2018 Convertible Senior Notes Indenture, the 2021 Convertible Senior Notes Indenture, the 2020 Convertible Senior Notes Indenture, the 2022 Convertible Senior Notes Indenture, the 2023 Convertible Senior Notes Indenture or the 2025 Convertible Senior Notes Indenture (and any Permitted Refinancing Convertible Bond Indebtedness thereof) constitutes a Restricted Payment, the Borrower may make such Restricted Payment to the extent permitted by Section 7.14;”
PP.    Section 7.06 of the Credit Agreement is hereby further amended by:
(a)    deleting “and” at the end of clause (o) therein;
(b)    replacing the period at the end of clause (p) with a semicolon; and
(c)    inserting new clauses (q) and (r) which shall read in their entirety as follows:
“(q) the Borrower may receive cash payments and/or its common stock from the 2023 Option Counterparties pursuant to the terms of the 2023 Convertible Notes Call Transactions; and
(r) the Borrower may receive cash payments and/or its common stock from the 2025 Option Counterparties pursuant to the terms of the 2025 Convertible Notes Call Transactions.”
QQ.    Section 7.11(b) of the Credit Agreement is hereby amended and restated as follows:
“(b) Liquidity Amount. Permit the Liquidity Amount, as of the end of any fiscal quarter of the Borrower occurring on or after June 30, 2014, to be less than (A) the lesser of (i) $400 million and (ii) the sum of (x) $300 million plus (y) the amount, if any, by which the Aggregate Commitments exceed $300 million at such time, or (B) for so long as the Guarantee by the Borrower described in Section 7.03(s) is in effect, $500 million.”
RR.    Section 7.14 of the Credit Agreement is hereby amended by replacing the first full paragraph thereof to read in its entirety as follows:
“Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any unsecured Indebtedness incurred pursuant to Section 7.03(h) or 7.03(l) (other than (i) as permitted pursuant to Section 7.03(l), (ii) any redemption required by Article III of the 2018 Convertible Senior Notes Indenture, Article III of the 2021 Convertible Senior Notes Indenture, the corresponding section or article of the 2020 Convertible Senior Notes Indenture, the 2022 Convertible Senior Notes Indenture, the 2023 Convertible Senior Notes Indenture or the 2025 Convertible Senior Notes Indenture, or by the corresponding sections of the indentures governing any Permitted Refinancing Convertible Bond Indebtedness, or (iii) pursuant to a cash settlement method to the extent required by

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Section 4.03(a)(iv) of the 2018 Convertible Senior Notes Indenture, Section 4.03(a)(iv) of the 2021 Convertible Senior Notes Indenture, the corresponding section or article of the 2020 Convertible Senior Notes Indenture, the 2022 Convertible Senior Notes Indenture, the 2023 Convertible Senior Notes Indenture or the 2025 Convertible Senior Notes Indenture, or by the corresponding sections of the indentures governing any Permitted Refinancing Convertible Bond Indebtedness, (y) pursuant to a “Physical Settlement” under (and as defined in) the 2018 Convertible Senior Notes Indenture, the 2021 Convertible Senior Notes Indenture, the 2020 Convertible Senior Notes Indenture, the 2022 Convertible Senior Notes Indenture, the 2023 Convertible Senior Notes Indenture or the 2025 Convertible Senior Notes Indenture, as applicable or (z) pursuant to a “Combination Settlement” under (and as defined in) the 2018 Convertible Senior Notes Indenture, the 2021 Convertible Senior Notes Indenture, the 2020 Convertible Senior Notes Indenture, the 2022 Convertible Senior Notes Indenture, the 2023 Convertible Senior Notes Indenture or the 2025 Convertible Senior Notes Indenture, as applicable, or by the corresponding sections of the indentures governing any Permitted Refinancing Convertible Bond Indebtedness, with a “Specified Dollar Amount” (as defined therein) equal to or less than $1,000); provided that, without limitation of any of clauses (i), (ii) and (iii) of the immediately preceding parenthetical:”
SS.    The proviso in Section 7.14 of the Credit Agreement is hereby amended by inserting therein new clauses (E), (F) and (G) which shall read in their entirety as follows:
“(E)    the Borrower may make cash payment and/or deliver its common stock (or other securities or property following a merger event or other change of the common stock of Borrower) in satisfaction of its conversion obligation under the 2023 Convertible Senior Notes Indenture (and any Permitted Refinancing Convertible Bond Indebtedness thereof) as long as, in the case of cash payments (other than cash payments in lieu of fractional shares), both (x) immediately prior and after giving effect to any such cash payment (with the effect of any such cash payment determined after also giving effect to the satisfaction of any related settlement obligations of (i) each 2023 Option Counterparty and dealer counterparty to any Permitted Refinancing Hedge Transaction, as applicable, under the respective 2023 Convertible Notes Call Transaction or Permitted Refinancing Hedge Transaction, as applicable, and (ii) Borrower under the related Permitted Refinancing Warrant Transaction, if applicable), no Default shall exist or result therefrom and (y) immediately after giving effect to such cash payment (with the effect of any such cash payment determined after also giving effect to the satisfaction of any related settlement obligations of (i) each 2023 Option Counterparty and dealer counterparty to any Permitted Refinancing Hedge Transaction, as applicable, under the respective 2023 Convertible Notes Call Transaction or Permitted Refinancing Hedge Transaction, as applicable, and (ii)  Borrower under the related Permitted Refinancing Warrant Transaction, if applicable), the Borrower and its Subsidiaries shall be in pro forma compliance with the covenant set forth in Section 7.11(a) (such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such cash payment had been consummated as of the first day of the fiscal period covered thereby) and the Liquidity Amount shall be greater than or equal to the minimum Liquidity Amount required by Section 7.11(b) (determined on the basis of the Liquidity Amount as of the date of measurement).”
(F)    the Borrower may make cash payment and/or deliver its common stock (or other securities or property following a merger event or other change of the common stock of Borrower) in satisfaction of its conversion obligation under the 2025 Convertible Senior Notes Indenture (and any Permitted Refinancing Convertible Bond Indebtedness thereof) as long as, in the case of cash payments (other than cash payments in lieu of fractional shares), both (x) immediately prior and after giving effect to any such cash payment (with the effect of any such cash payment determined after also giving effect to the satisfaction of any related settlement obligations of (i) each 2025 Option Counterparty and dealer counterparty to any Permitted Refinancing Hedge Transaction, as applicable, under the respective 2025 Convertible Notes Call Transaction or Permitted Refinancing Hedge Transaction, as applicable, and (ii) Borrower under the related Permitted Refinancing Warrant Transaction, if applicable), no Default shall exist or result therefrom and (y) immediately after giving effect to such cash payment (with the

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effect of any such cash payment determined after also giving effect to the satisfaction of any related settlement obligations of (i) each 2025 Option Counterparty and dealer counterparty to any Permitted Refinancing Hedge Transaction, as applicable, under the respective 2025 Convertible Notes Call Transaction or Permitted Refinancing Hedge Transaction, as applicable, and (ii)  Borrower under the related Permitted Refinancing Warrant Transaction, if applicable), the Borrower and its Subsidiaries shall be in pro forma compliance with the covenant set forth in Section 7.11(a) (such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such cash payment had been consummated as of the first day of the fiscal period covered thereby) and the Liquidity Amount shall be greater than or equal to the minimum Liquidity Amount required by Section 7.11(b) (determined on the basis of the Liquidity Amount as of the date of measurement).
TT.    Section 7.15 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“7.15 Amendment of Indebtedness. Amend, modify or change in any manner materially adverse to the interests of the Lenders any term or condition of (X) any Indebtedness set forth in Schedule 7.03, or any term or condition of any Convertible Senior Notes except for (A) any refinancing, refunding, renewal or extension thereof permitted by Section 7.03(b) or, with respect to Convertible Senior Notes, Section 7.03(l) and (B) any amendment, modification or change expressly required to be made (including adjustments to the conversion rate (howsoever defined)) pursuant to the terms of the 2018 Convertible Senior Notes Indenture as in effect on the Closing Date or the terms of the 2021 Convertible Senior Notes Indenture as in effect on the Closing Date or the terms of the 2020 Convertible Senior Notes Indenture as in effect on the date of the issuance of the 2020 Convertible Senior Notes pursuant thereto or the terms of the 2022 Convertible Senior Notes Indenture as in effect on the date of the issuance of the 2022 Convertible Senior Notes pursuant thereto or the terms of the 2023 Convertible Senior Notes Indenture as in effect on the date of the issuance of the 2023 Convertible Senior Notes pursuant thereto or the terms of the 2025 Convertible Senior Notes Indenture as in effect on the date of the issuance of the 2025 Convertible Senior Notes pursuant thereto or pursuant to similar terms of an indenture governing any Permitted Refinancing Convertible Bond Indebtedness or (Y) the Hurricane Bridge/Notes Financing except as permitted by the Hurricane Intercreditor Agreement.”
UU.    Section 8.01(e) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“(e) Cross-Default. (i) Other than with respect to Non-Recourse Project Indebtedness, so long as no claim with respect thereto is made against any Subsidiary other than the Non-Recourse Subsidiaries liable therefor, the Borrower or any Subsidiary (A) fails to make any payment when due after any applicable grace period (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (including any Indebtedness under any of the Convertible Senior Notes) or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) to a Person other than the Borrower and its wholly-owned Subsidiaries (including the Guarantee by the Borrower to the Sellers of the Indebtedness and all obligations in connection therewith of the Seller Note SPV under the Permitted Seller Notes, the Guarantee by the Borrower of the Indebtedness and all obligations in connection therewith of the Margin Loan SPV under the Permitted Margin Loan Financing and the unsecured Guarantee by the Borrower described in Section 7.03(s)) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $50,000,000, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee described in clause (A) above or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be accelerated or to otherwise become

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due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity (it being understood that (X) conversions of any 2018 Convertible Senior Notes pursuant to the terms of the 2018 Convertible Senior Notes Indenture (or of any notes pursuant to the terms of any Permitted Refinancing Convertible Bond Indebtedness thereof) or conversions of any 2021 Convertible Senior Notes pursuant to the terms of the 2021 Convertible Senior Notes Indenture (or of any notes pursuant to the terms of any Permitted Refinancing Convertible Bond Indebtedness thereof) or conversions of any 2020 Convertible Senior Notes pursuant to the terms of the 2020 Convertible Senior Notes Indenture (or of any notes pursuant to the terms of any Permitted Refinancing Convertible Bond Indebtedness thereof) or conversions of any 2022 Convertible Senior Notes pursuant to the terms of the 2022 Convertible Senior Note Indenture (or of any notes pursuant to the terms of any Permitted Refinancing Convertible Bond Indebtedness thereof) or conversions of any 2023 Convertible Senior Notes pursuant to the terms of the 2023 Convertible Senior Note Indenture (or of any notes pursuant to the terms of any Permitted Refinancing Convertible Bond Indebtedness thereof) or conversions of any 2025 Convertible Senior Notes pursuant to the terms of the 2025 Convertible Senior Note Indenture (or of any notes pursuant to the terms of any Permitted Refinancing Convertible Bond Indebtedness thereof) or (Y) any conversion or exchange of the Permitted Seller Notes into or for the Class A TERP Common Stock (and related payments of Cash in lieu of fractional shares) or any conversion or exchange of the Permitted Hurricane Convertible Preferred into or for the common Equity Interest in the Borrower (and related payments of Cash in lieu of fractional shares) or any redemption or repurchase of Permitted Seller Notes or Permitted Hurricane Convertible Preferred upon the occurrence of a “Fundamental Change” (or equivalent) under the applicable indenture shall not constitute an Event of Default under this clause (i)) or any redemption required by Article III of the 2018 Convertible Senior Notes Indenture or Article III of the 2021 Convertible Senior Notes Indenture or the corresponding section or article of the 2020 Convertible Senior Notes Indenture or the corresponding section or article of the 2022 Convertible Senior Notes Indenture or the corresponding section or article of the 2023 Convertible Senior Notes Indenture or the corresponding section or article of the 2025 Convertible Senior Notes Indenture or by the corresponding sections of the indentures governing any Permitted Refinancing Convertible Bond Indebtedness shall not constitute an Event of Default under this clause (i)), or such Guarantee to become payable or cash collateral in respect thereof to be provided; or (ii) there occurs under any Swap Contract (other than with respect to Non-Recourse Project Indebtedness, so long as no claim with respect thereto is made against the Borrower or any Subsidiary other than the Non-Recourse Subsidiaries liable therefor), any 2018 Convertible Notes Bond Hedge Transaction, any 2021 Convertible Notes Bond Hedge Transaction, any 2020 Convertible Notes Bond Hedge Transaction, any 2022 Convertible Notes Call Transaction, any 2023 Convertible Notes Call Transaction, any 2025 Convertible Notes Call Transaction or any Permitted Refinancing Hedge Transaction, an early termination date (or such other similar term) under such Swap Contract, such 2018 Convertible Notes Bond Hedge Transaction, such 2021 Convertible Notes Bond Hedge Transaction, such 2020 Convertible Notes Bond Hedge Transaction, such 2022 Convertible Notes Call Transaction and such Permitted Refinancing Hedge Transaction, as applicable) resulting from (A) any event of default under such Swap Contract, such 2018 Convertible Notes Bond Hedge Transaction, such 2021 Convertible Notes Bond Hedge Transaction, such 2020 Convertible Notes Bond Hedge Transaction, such 2022 Convertible Notes Call Transaction, such 2023 Convertible Notes Call Transaction, such 2025 Convertible Notes Call Transaction and such Permitted Refinancing Hedge Transaction, as applicable) to which the Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract, such 2018 Convertible Notes Bond Hedge Transaction, such 2021 Convertible Notes Bond Hedge Transaction, such 2020 Convertible Notes Bond Hedge Transaction, such 2022 Convertible Notes Call Transaction, such 2023 Convertible Notes Call Transaction, such 2025 Convertible Notes Call Transaction and such Permitted Refinancing Hedge Transaction, as applicable, as to which the Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Borrower or such Subsidiary as a result thereof is greater than the $50,000,000; or”

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SECTION II.	CONSENT
Notwithstanding anything to the contrary in Loan Documents, the Lenders party hereto hereby consent to (i)(x) the repurchase, exchange or induced conversion of the 2018 Convertible Senior Notes in an amount not to exceed, together with the repurchase, exchange or induced conversion of the 2021 Convertible Senior Notes referenced in clause (ii)(x) below, $700,000,000 in the aggregate principal amount of the 2018 Convertible Senior Notes and the 2021 Convertible Senior Notes (for consideration comprised of cash, shares or any combination thereof) and payment of all fees, expenses and other amounts in connection therewith, and (y) early settlement or other early termination or unwind of the corresponding portion of the 2018 Convertible Notes Call Transaction (in cash or shares, or any combination thereof) and payment of all fees, expenses and other amounts in connection therewith; provided that all the net proceeds received by the Borrower from such early settlement or other early termination or unwind shall be applied toward the payments due in respect of the repurchase, exchange or induced conversion of the 2018 Convertible Senior Notes, (ii)(x) the repurchase, exchange or induced conversion of the 2021 Convertible Senior Notes in an amount not to exceed, together with the repurchase, exchange or induced conversion of the 2018 Convertible Senior Notes referenced in clause (i)(x) above, $700,000,000 in the aggregate principal amount of the 2021 Convertible Senior Notes and the 2018 Convertible Senior Notes (for consideration comprised of cash, shares or any combination thereof) and payment of all fees, expenses and other amounts in connection therewith, and (y) early settlement or other early termination or unwind of the corresponding portion of the 2021 Convertible Notes Call Transaction (in cash or shares, or any combination thereof) and payment of all fees, expenses and other amounts in connection therewith; provided that all the net proceeds received by the Borrower from such early settlement or other early termination or unwind shall be applied toward the payments due in respect of the repurchase, exchange or induced conversion of the 2021 Convertible Senior Notes, and (iii) the funding of all of the payments described in the foregoing clauses (i) and (ii) with the proceeds of the 2023 Convertible Senior Notes and the 2025 Convertible Senior Notes and the proceeds of the early settlement, early termination or unwind of the 2018 Convertible Notes Call Transaction and the 2021 Convertible Notes Call Transaction.

SECTION III.	CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective as of the date hereof upon the Administrative Agent receiving a counterpart signature page of this Amendment duly executed by the Loan Parties, each L/C Issuer and the Required Lenders and the acknowledgment of this Amendment by the Administrative Agent (the date of satisfaction of each such condition being referred to herein as the “Amendment Effective Date”).

SECTION IV.	REPRESENTATIONS AND WARRANTIES
In order to induce Lenders to enter into this Amendment, Borrower represents and warrants to each Lender that:
A.    Corporate Power and Authority. Borrower has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement and the other Loan Documents.
B.    Authorization; No Contravention. The execution and delivery by Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which Borrower is a party or affecting Borrower or the properties of Borrower or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which Borrower or its property is subject; or (c) violate any Law.
C.    Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution and delivery by Borrower or performance by, or

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enforcement against, Borrower of this Amendment, the Credit Agreement or any other Loan Document, except those that, if not obtained or made, would not reasonably be expected to have a Material Adverse Effect.
D.    Binding Effect. This Amendment, when delivered hereunder, will have been duly executed and delivered by Borrower, and when so delivered will constitute a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
E.    Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article V of the Credit Agreement are and will be true and correct in all material respects on and as of the Amendment Effective Date and both before and after giving effect to the Amendment to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
F.        Absence of Default. Both before and after giving effect to this Amendment, no event has occurred and is continuing or would result from the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION V.	ACKNOWLEDGMENT AND CONSENT
Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendments to the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).
Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment, except as expressly amended by this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement and the Loan Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION VI.	MISCELLANEOUS
A.    Effect on the Credit Agreement and the Other Loan Documents. Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any

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of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.
B.    Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
C.    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.
D.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
[Remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SUNEDISON, INC.,
as the Borrower

By: /s/ Brian Wuebbels
     Name: Brian Wuebbels
     Title: EVP, CAO & CFO

SunEdison, Inc.
Amendment No. 7 to Credit Agreement
Signature Page
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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and as L/C Issuer

By: /s/ Peter Sherman
     Name: Peter Sherman
     Title: Vice President

SunEdison, Inc.
Amendment No. 7 to Credit Agreement
Signature Page
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GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Jamie Minieri
     Name: Jamie Minieri
     Title: Authorized Signatory

SunEdison, Inc.
Amendment No. 7 to Credit Agreement
Signature Page
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DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Anca Trifan
     Name: Anca Trifan
     Title: Managing Director

By: /s/ Michael Winters
     Name: Michael Winters
     Title: Vice President

SunEdison, Inc.
Amendment No. 7 to Credit Agreement
Signature Page
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MIHI LLC,
as a Lender

By: /s/ Ayesha Farooqi
     Name: Ayesha Farooqi
     Title: Authorized Signatory

By: /s/ Steve Mehos
     Name: Steve Mehos
     Title: Authorized Signatory

SunEdison, Inc.
Amendment No. 7 to Credit Agreement
Signature Page
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CITICORP NORTH AMERICA INC.,
as a Lender

By: /s/ Carl Cho
     Name: Carl Cho
     Title: Vice President

SunEdison, Inc.
Amendment No. 7 to Credit Agreement
Signature Page
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BARCLAYS BANK PLC,
as a Lender

By: /s/ Christopher R. Lee
     Name: Christopher R. Lee
     Title: Vice President

SunEdison, Inc.
Amendment No. 7 to Credit Agreement
Signature Page
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KEYBANK NATIONAL ASSOCIATION, as a Lender and as L/C Issuer

By: /s/ Lisa A. Ryder
     Name: Lisa A. Ryder
     Title: Vice President

SunEdison, Inc.
Amendment No. 7 to Credit Agreement
Signature Page
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ROYAL BANK OF CANADA,
as a Lender and as L/C Issuer

By: /s/ Rahul D. Shah
     Name: Rahul D. Shah
     Title: Authorized Signatory

SunEdison, Inc.
Amendment No. 7 to Credit Agreement
Signature Page
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MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By: /s/ Dmitriy Barskiy
     Name: Dmitriy Barskiy
     Title: Vice President

SunEdison, Inc.
Amendment No. 7 to Credit Agreement
Signature Page
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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By: /s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By: /s/ Michaela Kenny
Name: Michaela Kenny
Title: Authorized Signatory

SunEdison, Inc.
Amendment No. 7 to Credit Agreement
Signature Page
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SUNEDISON HOLDINGS CORPORATION,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SUNEDISON INTERNATIONAL, INC.,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

MEMC PASADENA, INC.,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

ENFLEX CORPORATION,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

NVT, LLC,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SOLAICX,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SunEdison, Inc.
Amendment No. 7 to Credit Agreement
Signature Page
CH\2065934.5

SUN EDISON LLC,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SUNEDISON CANADA, LLC,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SUNEDISON INTERNATIONAL, LLC,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

FOTOWATIO RENEWABLE VENTURES, INC.,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SUNEDISON CONTRACTING, LLC,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

NVT LICENSES, LLC,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SunEdison, Inc.
Amendment No. 7 to Credit Agreement
Signature Page
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TEAM-SOLAR, INC.,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SunEdison, Inc.
Amendment No. 7 to Credit Agreement
Signature Page
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Acknowledged by:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Peter Sherman
Name: Peter Sherman
Title: Vice President

SunEdison, Inc.
Amendment No. 7 to Credit Agreement
Signature Page
CH\2065934.5